Exhibit 99.1

Rocket Lab Announces First Quarter 2022 Financial Results and Guidance for Second Quarter 2022

•	Revenue of $40.7m, representing 124% Year-on-Year revenue growth

•	Space Systems contributed 84% of total Q1 revenue, representing Year-on-Year revenue growth of 1,873%

•	Second quarter revenue expected to range between $51 million and $54 million

Long Beach, California. May 16, 2022 – Rocket Lab USA, Inc. (Nasdaq: RKLB) (“Rocket Lab” or “the Company”), a global leader in launch services and space systems, today shared the financial results for its fiscal first quarter of 2022, ended March 31, 2022.

“Our team delivered a strong first quarter of 2022, continuing to execute across launch services and space systems,” said Rocket Lab founder and CEO, Peter Beck. “Our rapid succession of space systems acquisitions, bookended with the acquisition of SolAero Technologies, Inc. in Q1 2022, has strengthened our position as a leading end-to-end space company delivering complete spacecraft design and manufacturing, satellite components, flight software, and launch services. This strategic evolution was cemented with the award of our single largest contract to date: a $143 million contract with MDA to design and build 17 spacecraft buses for use by Globalstar, Inc., a leading provider of Mobile Satellite Services.

“We continued to deliver reliable access to space with a successful Electron launch in Q1, delivering the first of three launches for Earth-imaging company Synspective. Our Q1 momentum continued into the early half of our second quarter with an additional two launches deploying 36 satellites to space, another bulk-buy of three Electron missions, the announcement of our first launch scheduled from Launch Complex 2 in Wallops Island, Virginia, and a monumental achievement in our rocket reusability development program with the mid-air helicopter catch of a returning Electron rocket booster from space for the first time.”

First Quarter 2022 Business Highlights:

•

Awarded a $143 million subcontract by MDA Ltd (TSX:MDA) to deliver 17 spacecraft buses for the Globalstar constellation. The partnership with MDA Ltd includes options for additional satellites, satellite dispensers, launch integration, and satellite operations control center by Rocket lab, and represents the strength of Rocket Lab’s strategy to grow its Space Systems business and provide end-to-end space mission solutions at scale.

•	Successfully launched the first of three dedicated missions for Synspective, delivering an Earth-imaging satellite to low Earth orbit as part of Synspective’s growing constellation.

•	Completed the construction of and successfully launched from Rocket Lab’s third Electron launch pad, Pad B, located at the Company’s Launch Complex 1 in New Zealand.

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•

Closed the acquisition of SolAero Technologies, Inc. and shortly after began qualification of what we expect to be the world’s highest-performing space solar cells, scheduled to be available for commercial use in late 2022.

•

Completed the production of solar panels for the OneWeb constellation, a planned constellation of spacecraft to provide world-wide internet access. The contract is the largest program deployment of high-efficiency space solar cells in SolAero’s history.

•

Selected by NASA as one of 12 companies to provide launch services for its Venture-Class Acquisition of Dedicated and Rideshare (VADR) missions, a $300 million opportunity in launch contracts across the program.

•

Began the expansion of the Company’s Space Systems footprint in Littleton, Colorado, where the new facility will triple capacity to support growing customer demand for flight software, mission simulation, and Guidance, Navigation, and Control (GNC) services.

•	Selected Wallops Island, Virginia, as the location of a 250,000 sqft production complex and launch site for Rocket Lab’s Neutron launch vehicle, with the commencement of construction shortly after.

Since March 31, 2022 Rocket Lab also:

•	Launched two Electron missions to deploy 36 commercial satellites to space.

•

Completed the first helicopter catch of an Electron rocket booster returning from space under a parachute, a monumental achievement in the Company’s program to make Electron the world’s first reusable orbital-class small rocket.

•	Supported eight missions with Rocket Lab satellite hardware and flight software across two launches on another launch provider.

•	Signed a multi-launch agreement with Hawkeye360 for three Electron missions from late 2022 to deliver 15 satellites to low Earth orbit.

•

Scheduled the first Electron launch from Launch Complex 2 in Wallops Island for no earlier than December 2022, pending NASA certification of its NAFTU software. Completed the Readiness Review for the CAPSTONE mission to the Moon for NASA scheduled to be launched on an Electron launch vehicle and Photon spacecraft in May 2022.

Second Quarter 2022 Guidance

•	Revenue between $51 and $54 million

•	Launch Services revenue of approximately $19 million

•	Space Systems revenue of between $32 to $35 million

•	GAAP Gross Margins between 11% to 13%

•	Non-GAAP Gross Margins between 26 to 28%

•	GAAP Operating Expenses $39 to $41 million

•	Non-GAAP Operating Expenses $23 to $25 million

•	Expected Interest expenses (Income), net—$2.5 million expense

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•	Adjusted EBITDA loss of $3.5 to $5.5 million

•	Basic Shares Outstanding 464 million

Conference Call Information

Rocket Lab will host a conference call for investors at 1:30 p.m. PT (4:30 p.m. ET) today to discuss these business highlights and financial results for our first quarter, and to provide our outlook for the second quarter ending June 30, 2022 and other updates. The live webcast and a replay of the webcast will be available on Rocket Lab’s Investor Relations website: https://investors.rocketlabusa.com/events-and-presentations/events

About Rocket Lab

Founded in 2006, Rocket Lab is an end-to-end space company with an established track record of mission success. We deliver reliable launch services, spacecraft components, satellites and other spacecraft and on-orbit management solutions that make it faster, easier and more affordable to access space. Headquartered in Long Beach, California, Rocket Lab designs and manufactures the Electron small orbital launch vehicle and the Photon satellite platform and is developing the Neutron 13-ton payload class launch vehicle. Since its first orbital launch in January 2018, Rocket Lab’s Electron launch vehicle has become the second most frequently launched U.S. rocket annually and has delivered 146 satellites to orbit for private and public sector organizations, enabling operations in national security, scientific research, space debris mitigation, Earth observation, climate monitoring, and communications. Rocket Lab’s Photon spacecraft platform has been selected to support NASA missions to the Moon and Mars, as well as the first private commercial mission to Venus. Rocket Lab has three launch pads at two launch sites, including two launch pads at a private orbital launch site located in New Zealand, and a second launch site in Virginia, USA which is expected to become operational by the end of 2022. To learn more, visit www.rocketlabusa.com.

+ Rocket Lab Investor Relations Contact

Adam Spice

investors@rocketlabusa.com

+ Rocket Lab Media Contact

Murielle Baker

media@rocketlabusa.com

+64 27 538 9040

Forward Looking Statements

This press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this press release, including statements regarding our strategy, future

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operations, future financial position, projected costs, prospects, plans and objectives of management, including without limitation Q1 2022 guidance, are forward-looking statements. Words such as, but not limited to, “anticipate,” “aim,” “believe,” “contemplate,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “suggest,” “strategy,” “target,” “will,” “would,” and similar expressions or phrases, or the negative of those expressions or phrases, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are based on Rocket Lab’s current expectations and beliefs concerning future developments and their potential effects. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond Rocket Lab’s control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including risks related to the global COVID-19 pandemic; risks related to government restrictions and lock-downs in New Zealand and other countries in which we operate that could delay or suspend our operations; delays and disruptions in expansion efforts; our dependence on a limited number of customers; the harsh and unpredictable environment of space in which our products operate which could adversely affect our launch vehicle and spacecraft; increased congestion from the proliferation of low Earth orbit constellations which could materially increase the risk of potential collision with space debris or another spacecraft and limit or impair our launch flexibility and/or access to our own orbital slots; increased competition in our industry due in part to rapid technological development and decreasing costs; technological change in our industry which we may not be able to keep up with or which may render our services uncompetitive; average selling price trends; failure of our launch vehicles, spacecraft and components to operate as intended either due to our error in design in production or through no fault of our own; launch schedule disruptions; supply chain disruptions, product delays or failures; design and engineering flaws; launch failures; natural disasters and epidemics or pandemics; changes in governmental regulations including with respect to trade and export restrictions, or in the status of our regulatory approvals or applications; or other events that force us to cancel or reschedule launches, including customer contractual rescheduling and termination rights; risks that acquisitions may not be completed on the anticipated time frame or at all or do not achieve the anticipated benefits and results; and the other risks detailed from time to time in Rocket Lab’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Rocket Lab’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 24, 2022, and elsewhere (including that the impact of the COVID-19 pandemic may also exacerbate the risks discussed therein). There can be no assurance that the future developments affecting Rocket Lab will be those that we have anticipated. You should read this press release with the understanding that our actual results may be materially different from the plans, intentions and expectations disclosed in the forward looking statements we make. All forward looking statements are qualified in their entirety by this cautionary statement. Except as required by law, Rocket Lab is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

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Use of Non-GAAP Financial Measures

We supplement the reporting of our financial information determined under Generally Accepted Accounting Principles in the United States of America (“GAAP”) with certain non-GAAP financial information. The non-GAAP financial information presented excludes certain significant items that may not be indicative of, or are unrelated to, results from our ongoing business operations. We believe that these non-GAAP measures provide investors with additional insight into the company’s ongoing business performance. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. GAAP measures for the historical periods disclosed are included in this presentation. We have not provided a reconciliation for forward-looking non GAAP financial measures because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock based compensation and its related tax effects. The following definitions are provided:

Adjusted EBITDA

Adjusted EBITDA further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from net income to determine adjusted income. Management believes this measure provides investors meaningful insight into results from ongoing operations.

Other Non-GAAP Financial Measures

Non-GAAP gross profit, research and development, net, selling, general and administrative, operating expenses, operating loss and total other income (expense), net further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from the applicable GAAP financial measure. Management believes these non-GAAP measures provide investors meaningful insight into results from ongoing operations.

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2022 AND 2021

(unaudited; in thousands, except share and per share data)

	Three Months Ended March 31,
	2022	2021
Revenues	$40,703	$18,192
Cost of revenues	36,968	16,781

Gross profit	3,735	1,411
Operating expenses:
Research and development, net	13,477	7,078
Selling, general and administrative	23,078	6,624

Total operating expenses	36,555	13,702

Operating loss	(32,820)	(12,291)
Other income (expense):
Interest expense, net	(2,989)	(127)
Loss on foreign exchange	(20)	(279)
Change in fair value of liability classified warrants	13,482	(3,030)
Other income, net	26	109

Total other income (expense), net	10,499	(3,327)

Loss before income taxes	(22,321)	(15,618)
Provision for income taxes	(4,388)	(264)

Net loss	$(26,709)	$(15,882)

Net loss per share attributable to Rocket Lab USA, Inc.:
Basic and diluted	$(0.06)	$(0.20)

Weighted-average common shares outstanding:
Basic and diluted	456,495,288	78,826,075

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF MARCH 31, 2022 AND DECEMBER 31, 2021

(in thousands, except share and per share data)

	March 31, 2022	December 31,
	(unaudited)	2021
Assets
Current assets:
Cash and cash equivalents	$603,144	$690,959
Accounts receivable, net	32,990	13,957
Contract assets	5,853	2,490
Inventories	77,888	47,904
Prepaids and other current assets	26,307	19,454

Total current assets	746,182	774,764
Non-current assets:
Property, plant and equipment, net	99,554	65,339
Intangible assets, net	87,617	57,487
Goodwill	58,767	43,308
Right-of-use assets—operating leases	33,448	28,424
Right-of-use assets—finance leases	16,073	—
Restricted cash	4,632	1,116
Deferred income tax assets, net	7,221	5,859
Other non-current assets	3,990	4,550

Total assets	$1,057,484	$980,847

Liabilities and Stockholders’ Equity
Current liabilities:
Trade payables	$15,106	$3,489
Accrued expenses	17,051	10,977
Employee benefits payable	22,958	8,266
Contract liabilities	97,116	59,749
Current installments of long-term borrowings	2,846	2,827
Other current liabilities	18,307	10,999

Total current liabilities	173,384	96,307
Non-current liabilities:
Long-term borrowings, excluding current installments	97,967	97,297
Non-current operating lease liabilities	32,303	28,302
Non-current finance lease liabilities	15,825	—
Deferred tax liabilities	509	466
Public and private warrant liabilities	—	58,227
Other non-current liabilities	4,901	1,800

Total liabilities	324,889	282,399

COMMITMENTS AND CONTINGENCIES
Stockholders’ equity:
Common stock, $0.0001 par value; authorized shares: 2,500,000,000; issued and outstanding shares: 462,742,812 and 450,180,479 at March 31, 2022 and December 31, 2021, respectively	46	45
Additional paid-in capital	1,062,085	1,002,106
Accumulated deficit	(331,720)	(305,011)
Accumulated other comprehensive income	2,184	1,308

Total stockholders’ equity	732,595	698,448

Total liabilities and stockholders’ equity	$1,057,484	$980,847

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2022 AND 2021

(unaudited; in thousands)

	Three Months Ended March 31,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(26,709)	$(15,882)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6,088	2,397
Stock-based compensation expense	11,958	1,090
Loss on disposal of assets	5	—
Amortization of debt issuance costs and discount	690	—
Noncash lease expense	731	505
Noncash (income) expense associated with liability-classified warrants	(13,482)	3,382
Change in the fair value of contingent consideration	2,500	—
Deferred income taxes	(1,558)	(42)
Changes in operating assets and liabilities:
Accounts receivable	(5,644)	611
Contract assets	(3,668)	(246)
Inventories	(9,132)	70
Prepaids and other current assets	(1,071)	1,286
Other non-current assets	772	—
Trade payables	805	638
Accrued expenses	(3,245)	552
Employee benefits payables	475	115
Contract liabilities	10,652	(9,945)
Other current liabilities	4,266	95
Non-current lease liabilities	(783)	(517)
Other non-current liabilities	11	412

Net cash used in operating activities	(26,339)	(15,479)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, equipment and software	(6,242)	(4,046)
Cash paid for acquisition, net of acquired cash and restricted cash	(65,588)	—

Net cash used in investing activities	(71,830)	(4,046)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the exercise of stock options and public warrants	1,379	554
Proceeds from Employee Stock Purchase Plan	1,025	—
Proceeds from sale of employees restricted stock units to cover taxes	20,841	—
Minimum tax withholding paid on behalf of employees for restricted stock units	(8,756)	—
Finance lease principal payments	(45)	—
Payment of deferred transaction costs associated with planned reverse recapitalization transaction	—	(140)

Net cash provided by financing activities	14,444	414
Effect of exchange rate changes on cash and cash equivalents	(574)	517

Net decrease in cash and cash equivalents and restricted cash	(84,299)	(18,594)
Cash and cash equivalents, and restricted cash, beginning of period	692,075	53,933

Cash and cash equivalents, and restricted cash, end of period	$607,776	$35,339

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

FOR THE THREE MONTHS ENDED MARCH 31, 2022 AND 2021

(unaudited; in thousands)

The tables provided below reconcile the non-GAAP financial measures adjusted EBITDA, gross profit, research and development, net, selling, general and administrative, operating expenses, operating loss and total other income (expense), net with the most directly comparable GAAP financial measures. See above for additional information on the use of these non-GAAP financial measures.

	Three Months Ended March 31,
	2022	2021
NET LOSS	$(26,709)	$(15,882)
Depreciation	3,193	1,757
Amortization	2,895	640
Stock-based compensation expense	11,958	1,090
Transaction costs	375	—
Interest expense, net	2,989	127
Change in fair value of liability classified warrants	(13,482)	3,030
Change in fair value of contingent consideration	2,500	—
Performance reserve escrow	1,895	—
Amortization of inventory step-up	2,002	—
Provision for income taxes	4,388	264
Loss on foreign exchange	20	279

ADJUSTED EBITDA	$(7,976)	$(8,695)

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	Three Months Ended March 31,
	2022	2021
GAAP Gross profit	$3,735	$1,411
Stock-based compensation	3,335	299
Amortization of purchased intangibles	565	55
Amortization of inventory step-up	2,002	—
Performance reserve escrow	114	—

Non-GAAP Gross Profit	$9,751	$1,765

Non-GAAP Gross Margin	24%	10%

GAAP Research and development, net	$13,477	$7,078
Stock-based compensation	(5,026)	(392)
Amortization of purchased intangibles	(1,632)	(363)

Non-GAAP Research and development, net	$6,819	$6,323

GAAP Selling, general and administrative	$23,078	$6,624
Stock-based compensation	(3,597)	(399)
Amortization of purchased intangibles	(598)	(23)
Transaction costs	(375)	—
Performance reserve escrow	(1,781)	—
Change in fair value of contingent consideration	(2,500)	—

Non-GAAP Selling, general and administrative	$14,227	$6,202

GAAP Operating expenses	$36,555	$13,702
Stock-based compensation	(8,623)	(791)
Amortization of purchased intangibles	(2,230)	(386)
Transaction costs	(375)	—
Performance reserve escrow	(1,781)	—
Change in fair value of contingent consideration	(2,500)	—

Non-GAAP Operating expenses	$21,046	$12,525

GAAP Operating loss	$(32,820)	$(12,291)
Total non-GAAP adjustments	21,525	1,531

Non-GAAP Operating loss	$(11,295)	$(10,760)

GAAP Total other income (expense), net	$10,499	$(3,327)
Change in fair value of liability classified warrants	(13,482)	3,030
Loss on foreign exchange	20	279

Non-GAAP Total other income (expense), net	$(2,963)	$(18)

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